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
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                                                      WFMBS MORTGAGE LOAN POOL
                                                         30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        WFMBS SERIES 2005-10
                                                      POOL PROFILE (8/30/2005)

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                                     --------------------------------          --------------------------------
                                                RELO POOL                                 Tolerance
                                     --------------------------------          --------------------------------
 AGGREGATE PRINCIPAL BALANCE                  $275,000,000                                (+/- 5.00%)

 MORTGAGE LOAN CUTOFF DATE                        1-Sep-05                                       N/A
 INTEREST RATE RANGE                           4.750-6.500                                       N/A
 GROSS WAC                                          5.623%                              (+ / - 5 bps)
 WEIGHTED AVERAGE SERVICE FEE                       0.250%
 MASTER SERVICING FEE                              1.0 bps on Securitization only
 WAM (in months)                                       358                             (+/- 2 months)

 WALTV                                                 75%                              (maximum +5%)

 CALIFORNIA PERCENT                                    16%                              (maximum +5%)
 SINGLE LARGEST ZIP CODE PERCENT                        1%                             (maximum  +2%)

 AVERAGE LOAN BALANCE                             $515,033                         (maximum +$25,000)
 LARGEST INDIVIDUAL LOAN BALANCE                $1,492,458                       (maximum $2,000,000)

 CASH OUT REFINANCE PERCENT                             0%                             (maximum  +5%)
                                                                                                              Estimated Dispersion:
 PRIMARY RESIDENCE PERCENT                            100%                              (minimum -5%)
                                                                                                               5.625%            614
 Pledged Asset %                                      0.0%                               (maximum 1%)          4.875%            513
                                                                                                               5.000%            379
 SINGLE FAMILY DETACHED PERCENT                        97%                              (minimum -5%)          5.125%          1,117
                                                                                                               5.250%          7,984
 FULL DOCUMENTATION PERCENT                            31%                              (minimum -5%)          5.375%         31,163
                                                                                                               5.500%         58,048
 Co-Op %                                              0.0%                               (maximum 1%)          5.625%         79,597
                                                                                                               5.750%         60,769
 WA FICO                                               755                               (minimum -5)          5.875%         23,528
                                                                                                               6.000%          7,997
 UNINSURED > 80% LTV PERCENT                            5%                              (maximum 10%)          6.125%          1,625
                                                                                                               6.250%            365
 INTEREST ONLY %                                        7%                              (maximum 10%)          6.375%            433
                                                                                                               6.500%            868
 RELOCATION %                                         100%
                                                                                                                             275,000
         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL,
    INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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Note: All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                      WFMBS MORTGAGE LOAN POOL
                                                         30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        WFMBS SERIES 2005-10
                                                         PRICING INFORMATION
                                                      POOL PROFILE (8/30/2005)
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 RATING AGENCIES                                                                     TBD by Wells Fargo
 PASS THRU RATE                                                            5.00%               5.25%                          5.50%

 ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.04%               0.58%                          2.95%

 AAA STRUCTURE DUE DATE                                                                     9-Sep-05
 Structure received or changes to structures past the due date will incur a $10,000 fee.
 Structure delivered to WF by Sept. 15- Delivery of prospectus day before settlement
 Structure delivered to WF by Sept. 20 -Delivery of prospectus day of settlement
 Structure delivered to WF Sept. 21 or later- Possible change of settlement date


 SETTLEMENT DATE                                                         28-Sep-05

 ASSUMED SUB LEVELS                                                                      AGG Assumed Level
 Levels and Rating Agencies for                                              AAA               2.75%
 2005-10 to be determined by                                                  AA                TBD
 Wells Fargo.                                                                  A                TBD
                                                                             BBB                TBD
                                                                              BB                TBD
                                                                               B                TBD



 NOTE:  Please note the following specifics of the 2005-10 Structure:
 Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
 Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
 No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


 * This Security may contain Pledged Asset Loans and Buydown Loans.
------------------------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-10. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


 WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                  Gretchen Leff (301) 846-8356
                                                  Mike Miller (301) 815-6397
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
                                                      WFASC Denomination Policy
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                                                                                   Minimum
                                                                                Denomination       Physical          Book Entry
Type and Description of Certificates                                               (1) (4)         Certificates      Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
Non-complex components (subject to reasonable prepayment support)                 $25,000           Allowed           Allowed

Companion classes for PAC, TAC, Scheduled Classes                                $100,000           Allowed           Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the                     $100,000           Allowed           Allowed
Class A that provide credit protection to the Class A,
Complex multi-component certificates

Notional and Nominal Face IO                                                         (2)            Allowed           Allowed

Residual Certificates                                                                (3)            Required          Not Allowed

All other types of Class A Certificates                                              (5)              (5)                (5)

Class B (Investment Grade)                                                       $100,000           Allowed           Allowed

Class B (Non-Investment Grade)                                                   $250,000           Required          Not Allowed

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.